===============================================================

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                             February 18, 2000

                     (Date of earliest event reported)



                           IMMUCELL CORPORATION

          (Exact name of registrant as specified in its charter)



                                  0-15507

                         (Commission file number)


     DELAWARE                                 01-0382980

(State or other jurisdiction                 (I.R.S. Employer
      of incorporation)                       Identification No.)

                            56 Evergreen Drive
                            Portland, ME 04103

           (Address of principal executive offices and zip code)

                              (207) 878-2770

           (Registrant's telephone number, including area code)


===================================================================

Item 5.  OTHER EVENTS

     (a)  Changes in Board of Directors and Management

     On February 18, 2000, the Registrant announced the appointment of Dr. John P. Donahoe and Dr. Keith N. Haffer to serve on its Board of Directors. These appointments fill vacancies created by the resignation last fall of John R. McKernan, Jr. and the resignation this month of George W. Masters. Contemporaneously with the appointment of the two new directors, Dr. Joseph
H. Crabb, vice president and chief scientific officer, and Stafford C. Walker, vice president and chief marketing officer, resigned from the Registrant's Board of Directors to focus their full efforts on the development and marketing of the Registrant's products. The net result of these changes is that the Registrant's Board of Directors is now comprised of five outside directors and one member of management. In its important realignment of management, the Registrant also announced that Michael F. Brigham, formerly vice president and chief financial officer, was appointed president and chief executive officer.

     The details of the changes in the Registrant's Board of Directors and management were provided in a press release dated February 18, 2000, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.

     (b)  Advance Notice Procedures

     The deadline for stockholders to submit proposals for inclusion in the Registrant's proxy statement for its 2000 annual meeting of stockholders was December 28, 1999. Under advance notice provisions in the Registrant's Bylaws, any stockholder who intends to nominate candidates for election as directors or present a proposal at the annual meeting of stockholders of the Registrant, without inclusion of such proposal in the Registrant's proxy materials, is required to provide advance notice to the Registrant. Notice must be received by the Secretary of the Registrant no earlier than March 20, 2000 and no later than April 19, 2000, and meet other requirements set forth in the Bylaws. A copy of the pertinent Bylaws provisions is available upon request to the Secretary.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.  Press release of the Registrant dated February 18, 2000.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMMUCELL CORPORATION

Date    FEBRUARY 28, 2000          /S/ Michael F. Brigham

                                   Michael F. Brigham
                                   President and Chief Executive Officer

                               EXHIBIT INDEX


Exhibit
Sequential
NUMBER                   DESCRIPTION
PAGE
                                                                      NUMBERS(S)

99.   Press   release  of  the  Registrant  dated  February  18,  2000.
4